UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)	July 1, 2005

Berkshire Income Realty, Inc
(Exact name of Registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, Massachusetts		02108
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code		(617) 523-7722

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Berkshire Income Realty, Inc. (the “Registrant”) hereby amends its Report on Form 8-K (the “Form 8-K”), filed with the Securities and Exchange Commission on July 7, 2005, to amend Item 9.01 therein to include required financial statements, pro forma financial information and certain exhibits.

At the time of filing of the Form 8-K disclosing the acquisition of Lake Ridge Apartments (“Lakeridge”) by the Registrant, the financial statements of the acquired property were not available. The Registrant indicated that it would file the necessary financial information no later than September 16, 2005.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements under Rule 3–14 of Regulation S-X for Lakeridge:

1.	Report of Independent Auditors.
2.

Statements of Revenue and Certain Expenses of Lakeridge for the six months ended June 30, 2005 (unaudited) and the period April 2, 2004 (inception) through June 30, 2004 (unaudited) and the period April 2, 2004 (inception) through December 31, 2004.

3.	Notes to Statements of Revenue and Certain Expenses of Lakeridge.
4.	Unaudited Pro Forma Statement of Estimated Taxable Operating Results and Estimated Cash to be Made Available by Operations.

(b)	Pro Forma Financial Information under Article 11 of Regulation S-X for Lakeridge:

1.	Unaudited Pro Forma Consolidated Balance Sheet of Berkshire Income Realty, Inc. as of June 30, 2005.
2.	Unaudited Pro Forma Consolidated Statements of Operations of Berkshire Income Realty, Inc. for the six months ended June 30, 2005 and for the year ended December 31, 2004.
3.	Notes to the Unaudited Pro Forma Consolidated Financial Statements of Berkshire Income Realty, Inc.

(c)	Exhibits

EXHIBIT NO.

Exhibit 10.1	Purchase and Sale Agreement between Berkshire Income Realty – OP, L.P. and Lake Ridge Apartments, LLC dated May 24, 2005. *

*Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Income Realty, Inc.
Date:	September 16, 2005	/s/ Christopher M. Nichols
Christopher M. Nichols
Principal Accounting Officer

Report of Independent Auditors

To the Board of Directors and Shareholders of Berkshire Income Realty, Inc.

We have audited the accompanying Statement of Revenue and Certain Expenses of the Lakeridge Apartments, Hampton, Virginia, (“Lakeridge”) for the period April 2, 2004 (inception) through December 31, 2004. The Statement is the responsibility of Lakeridge’s management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8K/A of Berkshire Income Realty, Inc.) as described in Note 1 and is not intended to be a complete presentation of Lakeridge’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of Lakeridge for the period April 2, 2004 (inception) through December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

September 16, 2005

LAKERIDGE APARTMENTS

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

		For the period
	For the	April 2, 2004	For the period
	Six months ended	(inception) through	April 2, 2004
	June 30, 2005	June 30, 2004	(inception) through
	(unaudited)	(unaudited)	December 31,2004
Revenue
Rental	$1,029,899	$121,176	$846,248
Utility reimbursement	21,946	4,200	17,020
Other	44,819	17,160	63,656
Total revenue	1,096,664	142,536	926,924

Certain expenses
Operating	278,924	35,195	223,668
Repairs and maintenance	76,426	496	30,777
General and administrative	14,395	2,612	18,050
Real estate taxes	159,768	7,834	86,773
Total certain expenses	529,513	46,137	359,268

Revenue in excess of certain expenses	$567,151	$96,399	$567,656

The accompanying notes are an integral part of these financial statements.

LAKERIDGE APARTMENTS

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1.	Operations, Basis of Presentation and Summary of Significant Accounting Policies

Operations

The accompanying Statements of Revenue and Certain Expenses include the operations (see “Basis of Presentation” below) of Lakeridge Apartments (“Lakeridge”), a multifamily apartment community owned and managed by a third party not related to Berkshire Income Realty, Inc. (the “Company”).

On July 1, 2005, Berkshire Income Realty – OP, L.P. (“BIR-OP”), the operating subsidiary of the Company, through a newly formed and wholly owned subsidiary, BIR Lakeridge, L.L.C., consummated the acquisition of 100% of the fee simple interest of Lake Ridge Apartments, a 282 unit multifamily apartment community located in Hampton, Virginia, from Lake Ridge Apartments, LLC, an unaffiliated third party.

Lakeridge is a newly constructed multifamily apartment community that was completed and started renting units in 2004. The construction of apartment buildings within the complex was completed at varying stages throughout 2004 and resulted in rental units being approved for occupancy and available to tenants on a staggered basis. The first group of units were completed, approved for occupancy and became available for rent on April 2, 2004. The revenues and expenses presented in the Statements of Revenue and Certain Expenses reflect the activity of Lakeridge from April 2, 2004, inception, which was simultaneous with the first group of apartment units becoming available for rent.

As the construction of Lakeridge had been recently completed at the time of acquisition by the Company, it was still in the initial lease-up phase and had not yet achieved targeted operating occupancy levels. The physical occupancy of Lakeridge at the time of purchase was approximately 75%.

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses have been prepared on the accrual basis of accounting.

The accompanying Statements of Revenue and Certain Expenses are not representative of the actual operations of Lakeridge for the periods presented. As required by the Securities and Exchange Commission, Regulation S-X Rule 3-14, certain expenses, which may not be comparable to the expenses to be incurred by the Company in future operations of Lakeridge, have been excluded. Expenses excluded relate to Lakeridge’s management fees, interest expense, depreciation and amortization expense. In addition due to the construction and lease-up as noted above, operations presented may not be indicative of future operating results. The Company is not aware of any other material factors relating to Lakeridge that would cause the reported financial information not to be indicative of future operating results.

Summary of Significant Accounting Policies

Real Estate

Costs related to the acquisition and improvements to the property and related equipment are capitalized. Expenditures for repairs and maintenance items are expensed as incurred.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year. Recoveries from tenants for utility expenses are recognized in the period the applicable costs are incurred. Other revenue includes application, relet, pet, laundry, late, cable and damage fees.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BERKSHIRE INCOME REALTY, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On July 1, 2005, Berkshire Income Realty – OP, L.P. (“BIR-OP”), through a newly formed and wholly owned subsidiary, BIR Lakeridge, L.L.C., consummated the acquisition of 100% of the fee simple interest of Lake Ridge Apartments (“Lakeridge”), a 282 unit multifamily apartment community located in Hampton, Virginia, from Lake Ridge Apartments, LLC, an unaffiliated third party. The purchase price was $34,344,000 and was subject to normal operating pro rations.

The purchase price and related closing costs were funded in part with $21,450,876 of proceeds from the sale of a property in a transaction structured to comply with a Section 1031 tax deferred exchange under the Internal Revenue Code of 1986, as amended. The balance of the purchase price was paid from the proceeds of an advance from a revolving credit facility available from an affiliate of the Company.

Subsequent to closing on the acquisition, the Company secured financing on the property. The financing includes a $13,130,000 first mortgage note payable, obtained on July 8, 2005, and a $12,520,000 second mortgage note payable, obtained on August 1, 2005, both collateralized by the property. The notes payable have fixed interest rates of 5.07% and 5.08%, respectively, are for a term of nine years and have an original maturity date of August 1, 2014. The loans require payment of interest only for the first 24 months, the rate of interest is fixed for the term of the loan and there is an extension option for a one year adjustable rate mortgage at the end of each original loan term. A portion of the proceeds from the financing on Lakeridge were applied towards the repayment of the advance from the revolving credit facility.

Lakeridge’s source of revenue is primarily its tenant rental revenue. Other revenue includes application, relet, pet, laundry, late, cable and damage fees. The Company believes Lakeridge is located in a distinct market and appeals to a distinct tenancy. The Norfolk-Virginia Beach-Newport News Metropolitan Statistical Area, in the Company’s opinion, is a fundamentally sound, well-occupied market with positive trends in population, vacancy rates and rent increases for garden style apartments.

Lakeridge is a newly constructed multifamily apartment community that was completed and started renting units in 2004. The construction of apartment buildings within the complex was completed at varying stages throughout 2004 and resulted in rental units being approved for occupancy and available to tenants on a staggered basis. The first group of units were completed, approved for occupancy and became available for rent on April 2, 2004. The revenues and expenses presented in the Statements of Revenue and Certain Expenses reflect the activity of Lakeridge from April 2, 2004, inception, which was simultaneous with the first group of apartment units becoming available for rent.

As the construction of Lakeridge had been recently completed at the time of acquisition by the Company, it was still in the initial lease-up phase and had not yet achieved targeted operating occupancy levels. The physical occupancy of Lakeridge at the time of purchase was approximately 75%. The Company believes that full lease-up to targeted operating occupancy levels will be achieved by the end of 2005.

The Company currently expects to spend approximately $35,000 over the next year, or an average of $124 per apartment unit, for capital improvements at the property. As the property is newly constructed, the Company has determined that immediate capital improvement needs are modest at this time.

The Company, after reasonable inquiry, is not aware of any material factors relating to the property other than those stated above that would cause the reported financial information not to be indicative of future operating results.

The following unaudited pro forma consolidated financial statements give effect to the acquisition by the Company of Lakeridge. The unaudited pro forma consolidated balance sheet as of June 30, 2005 presents the financial position of the Company as if the acquisition of the property, which occurred subsequent to June 30, 2005, had occurred on June 30, 2005. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2005 and the year ended December 31, 2004, reflect the results of operations of the Company as if the acquisition of Lakeridge had been completed as of January 1, 2004.

These unaudited pro forma consolidated financial statements do not represent the Company’s financial condition or results of operations for any future date or period. Actual future results could be materially different from these pro forma results. The unaudited pro forma consolidated financial statements should be read in conjunction with the audited financial statements of the Company and the related management’s discussion and analysis of financial condition and results of operations included in our Annual Report on Form 10-K for the year ended December 31, 2004. In addition, the statements of revenue and certain expenses of Lakeridge contained elsewhere in this Form 8-K/A should be read in conjunction with these unaudited pro forma consolidated financial statements.

Forward Looking Statements

Certain statements contained in this report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements, subject to a number of risks and uncertainties that could cause actual results to differ significantly from those described in this report. These forward-looking statements include statements regarding, among other things, our belief that Lakeridge is located in a distinct market and appeals to a distinct tenancy, our opinion that the Norfolk-Virginia Beach-Newport News area is fundamentally sound, well-occupied and has positive trends in population, vacancy rates and rent increases for garden style apartments and our belief that a full lease-up of Lakeridge to target occupancy levels will be achieved by the end of 2005. Without limiting the foregoing, the words “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of such terms and other comparable terminology are intended to identify forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in economic conditions generally and the real estate and bond markets specifically, legislative/regulatory changes including changes to laws governing the taxation of real estate investment trusts (“REITs”), availability of capital, interest rates and interest rate spreads, changes in GAAP and policies and guidelines applicable to REITs, those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. The risks listed herein are not exhaustive. Moreover, we operate in a competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

BERKSHIRE INCOME REALTY, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

As of June 30, 2005

(unaudited)

	Berkshire			Other
	Income Realty,	Lakeridge		Adjustments
	Inc.	(a)	Notes	(a)	Notes	Pro Forma
ASSETS
Multifamily apartment communities, net of accumulated depreciation of $114,818,527	$320,948,996	$34,349,380		$		$355,298,376
Cash and cash equivalents	19,704,527	(13,597,541)	(b)	25,650,000	(b)	31,756,986
Cash restricted for tenant security deposits	1,379,012	—		—		1,379,012
Cash held in escrow	21,450,876	(21,450,876)		—		—
Replacement reserve escrow	1,764,986	—		—		1,764,986
Prepaid expenses and other assets	6,532,613	7,167		—		6,539,780
Investment in Mortgage Funds	6,875,461	—		—		6,875,461
Investment in Multifamily Venture	2,133,378	—		—		2,133,378
Acquired in place leases and tenant relationships, net of accumulated amortization of $3,805,437	1,315,042	502,023		—		1,817,065
Deferred expenses, net of accumulated amortization of $456,381	2,503,598	327,655		—		2,831,253

Total assets	$384,608,489	$137,808		$25,650,000		$410,396,297

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$300,179,604	$—		$25,650,000	(e)	$325,829,604
Revolving credit facility	16,000,000	—		—		16,000,000
Due to affiliates	1,967,689	—		—		1,967,689
Dividends and distributions payable	837,607	—		—		837,607
Accrued expenses and other liabilities	7,275,045	56,153		—		7,331,198
Tenant security deposits	1,742,330	81,655		—		1,823,985

Total liabilities	328,002,275	137,808		25,650,000		353,790,083

Commitments and contingencies	—	—		—		—

Minority interest in properties	7,654,434	—		—		7,654,434

Minority interest in Operating Partnership	—	—		—		—

Stockholders’ equity:
Series A 9% Cumulative Redeemable Preferred Stock, no par value, $25 stated value, 5,000,000 shares authorized, 2,978,110 shares issued and outstanding at June 30, 2005	70,210,830	—				70,210,830

Class A common stock, $.01 par value, 5,000,000 shares authorized; 0 shares issued and outstanding at June 30, 2005	—	—		—
Class B common stock, $.01 par value, 5,000,000 shares authorized; 1,406,196 issued and outstanding at June 30, 2005	14,062	—		14,062
Excess stock, $.01 par value, 15,000,000 shares authorized, 0 shares issued and outstanding at June 30, 2005	—	—		—
Accumulated Deficit	(21,273,112)	—	—	(21,273,112)

Total stockholders’ equity	48,951,780	—	—	48,951,780

Total liabilities and stockholders’ equity	$384,608,489	$137,808	$25,650,000	$410,396,297

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 (unaudited)

	Berkshire			Other
	Income	Lakeridge		Adjustments
	Realty, Inc.	(g)	Notes	(e)	Pro Forma
Revenue:
Rental	$27,712,358	$1,029,899		$—	$28,742,257
Interest	172,616	—		—	172,616
Utility reimbursement	411,597	21,946		—	433,543
Other	1,022,627	44,819		—	1,067,446
Total revenue	29,319,198	1,096,664		—	30,415,862

Expenses:
Operating	7,278,095	278,924		—	7,557,019
Maintenance	2,117,831	76,426		—	2,194,257
Real estate taxes	3,217,918	159,768		—	3,377,686
General and administrative	1,873,731	14,395		—	1,888,126
Management fees	1,948,127	112,555	(c)	—	2,060,682
Depreciation	9,015,409	810,646	(d)	—	9,826,055
Interest	7,968,953	—		650,854	8,619,807
Amortization of acquired in-place leases and tenant relationships	2,079,387	60,738	(f)	—	2,140,125

Total expenses	35,499,451	1,513,452		650,854	37,663,757

Loss before minority interest in properties, equity in loss of Multifamily Venture, equity in income of Mortgage Funds, minority common interest in Operating Partnership, income from discontinued operations and gain on transfer of assets to Multifamily Venture	(6,180,253)	(416,788)		(650,854)	(7,247,895)

Minority interest in properties	62,936	—		—	62,936

Equity in loss of Multifamily venture	(43,373)	—		—	(43,373)

Equity in income of Mortgage funds	1,154,158	—		—	1,154,158

Minority common interest in Operating Partnership	(244,025)	—		—	(244,025)

Loss from continuing operations	(5,250,557)	$(416,788)		$(650,854)	(6,318,199)

Preferred dividend	(3,350,399)				(3,350,399)

Loss from continuing operations available to common shareholders	$(8,600,956)				$(9,668,598)

Loss from continuing operations per common share, basic and diluted	$(6.66)				$(7.49)

Weighted average number of common shares outstanding	1,290,781	1,290,781

The accompanying notes are an integral part of these financial statements

BERKSHIRE INCOME REALTY, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(unaudited)

	Berkshire			Other
	Income	Lakeridge		Adjustments
	Realty, Inc.	(g)	Notes	(e)	Pro Forma
Revenue:
Rental	$37,611,830	$846,248		$—	$38,458,078
Interest	832,414	—		—	832,414
Utility reimbursement	527,782	17,020		—	544,802
Other	1,547,636	63,656		—	1,611,292
Total revenue	40,519,662	926,924		—	41,446,586

Expenses:
Operating	10,121,750	223,668		—	10,345,418
Maintenance	2,970,566	30,777		—	3,001,343
Real estate taxes	4,616,759	86,773		—	4,703,532
General and administrative	1,671,982	18,050		—	1,690,032
Management fees	2,733,767	140,109	(c)	—	2,873,876
Depreciation	11,628,272	1,215,968	(d)	—	12,844,240
Loss on extinguishment of debt	1,059,143	—		—	1,059,143
Interest	11,202,364	—		976,280	12,178,644
Loss on sale of securities	163,630	—		—	163,630
Amortization of acquired in-place leases and tenant relationships	1,603,612	403,997	(f)	—	2,007,609

Total expenses	47,771,845	2,119,342		976,280	50,867,467

Loss before minority interest in properties, equity in loss of Multifamily Venture, Equity in income of Mortgage Funds and minority common interest in Operating Partnership	(7,252,183)	(1,192,418)		(976,280)	(9,420,881)

Minority interest in properties	(2,932,572)	—		—	(2,932,572)

Equity in loss of Multifamily Venture	(276,085)	—		—	(276,085)

Equity in income of Mortgage Funds	3,392,585	—	—	3,392,585

Minority common interest in Operating Partnership	(976,100)	—	—	(976,100)

Loss before gain on transfer of property	(8,044,355)	(1,192,418)	(976,280)	(10,213,053)

Gain on transfer of property to Multifamily Venture	232,704	—	—	232,704

Net loss	(7,811,651)	$(1,192,418)	$(976,280)	(9,980,349)

Preferred dividend	(6,700,814)			(6,700,814)

Net loss available to common shareholders	$(14,512,465)			$(16,681,163)

Loss per common share, basic and diluted	$(11.31)			$(13.00)

Weighted average number of common shares outstanding	1,283,313			1,283,313

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

PRO FORMA CONSOLIDATED FINANCIAL STATEMENT ADJUSTMENTS

The following pro forma adjustments summarize the adjustments made to the June 30, 2005 consolidated balance sheet of the Company:

(a)	The assets have been reflected as if the acquisition of Lakeridge had occurred on June 30, 2005.

Purchase accounting was applied for the acquisition of Lakeridge consistent with provisions of Statement of Financial Accounting Standards No. 141 (“SFAS 141”), Business Combinations. In accordance with SFAS 141, the fair value of the real estate acquired is allocated to the acquired tangible assets, consisting of land, building and personal property, and identified intangible assets and liabilities, including the value of in-place leases and tenant relationships, based in each case on their fair values. The Company currently believes that it has not received all invoices for costs related to the acquisition of Lakeridge and that the allocation of the purchase price, net of acquired in-place leases and tenant relationships, is preliminary until which time all final costs have been accumulated. The Company currently anticipates that the allocation of the purchase price will be finalized no later than September 30, 2005.

The total acquisition price paid for the property was $35,186,225 and included closing costs, financing costs and acquisition fees. The Company also assumed liabilities relating to normal operations, such as security deposits and other miscellaneous accrued expenses and deferred revenue.

The net purchase price, including closing costs and acquisition fees, was allocated as follows:

		Other
	Lakeridge	Adjustments	Total
Multifamily apartment communities	$34,349,380	$—	$34,349,380
In-place leases and tenant relationships	502,023	—	502,023
Prepaid expenses and other assets	334,822	—	334,822
Deferred revenue and other liabilities	(137,808)	—	(137,808)
Cash from cash held in escrow	(21,450,876)	—	(21,450,876)
New mortgages	—	(25,650,000)	(25,650,000)

Cash received	$13,597,541	$(25,650,000)	$(12,052,459)

The Company paid an acquisition fee of $343,440 for the purchase of Lakeridge. The fee was paid to an affiliate of the Company.

The new mortgage financing was probable and contemplated at the time of the acquisition of Lakeridge by the Company and as a result have been included in the proforma presentation as other adjustments. Management believes the presentation of the new mortgages, obtained subsequent to the purchase date, is necessary to gain a complete understanding of the Lakeridge transaction.

(b)

The Company purchased Lakeridge for a total purchase price, including closing costs, financing costs and acquisition fees, of $35,186,225, net of new first and second mortgages in the amount of $25,650,000, which were probable and contemplated at the time of acquisition but obtained subsequent to the purchase date, cash from cash held in escrow of $21,450,876 and deferred revenues and other liabilities of $137,808, resulting in a pro forma net cash increase of $12,052,459 at June 30, 2005.

The following pro forma adjustments summarize the adjustments made to the Consolidated Statement of Operations of the Company for the six months ended June 30, 2005 and the year ended December 31, 2004. The pro forma adjustments reflect activity as if the acquisition of Lakeridge had been completed as of January 1, 2004.

(c)	Reflects management fees based on the asset and property management fee agreements entered into with affiliates of the Company, calculated as follows:

Asset Management Fees:

Lakeridge

Multifamily apartment communities value	$34,344,000
Asset management fee	0.40%

Annual fee	137,376

Period April 2, 2004 (inception) through December 31, 2004 expense	$103,032

Six months ended fee	$68,688

Total Management Fees:

Six months ended June 30, 2005:

Lakeridge
Revenue	$1,096,664
4.0%
Property management fee	43,867
Six months ended asset management fee	68,688
Total management fees	$112,555

For the period April 2, 2004 (inception) through December 31, 2004:

Lakeridge
Revenue	$926,924
4.0%
Property management fee	37,077
Period April 2, 2004 (inception) through December 31, 2004 asset management fee	103,032
Total management fees	$140,109

For the period April 2, 2004 (inception) through December 31, 2004, management has prorated the annual asset management fee to reflect nine months of expense, which corresponds to the period from which the first building in the property was completed and available for rent. The prorated fee is management’s best estimate for the period April 2, 2004 through December 31, 2004.

(d)

The depreciation expense adjustment is to reflect the expense as if the acquisition of Lakeridge had been completed as of January 1, 2004. Depreciation is computed on the straight line basis over the estimated useful lives of the assets, as follows:

Rental property	25 years
Improvements	5 to 20 years
Appliances, carpeting and equipment	3 to 8 years

Allocation of the purchase price net of acquired in-place leases and tenant relationships to land, building, built-in components, improvements, carpeting, furniture and fixtures are as follows:

Assets	Allocation %	Lakeridge

Land	12%	$4,121,926
Building	66%	22,670,589
Built-in components	7%	2,404,457
Site improvements	9%	3,091,444
Fixtures	2%	686,988
Appliances	2%	686,988
Carpeting	2%	686,988

Total	100%	$34,349,380

Charge to depreciation expense as if the acquisition of Lakeridge had occurred on January 1,
2004:

	Depreciable
Assets	Life	Lakeridge

Building	25	$906,824
Built-in components	25	96,178
Site improvements	15	206,096
Fixtures	15	45,799
Appliances	5	137,398
Carpeting	3	228,996

Annual expense		$1,621,291

Period April 2, 2004 (inception) through December 31, 2004 expense		$1,215,968

Six months ended expense		$810,646

For the period April 2, 2004 (inception) through December 31, 2004, management has prorated depreciation expense to reflect nine months of activity. The proration corresponds to the period from which the first building in the Lakeridge complex was placed in service and available for rent, through the end of the year. The prorated amount is management’s best estimate of depreciation expense for the period April 2, 2004, through December 31, 2004.

(e)

Subsequent to the acquisition of the property, the Company obtained financing on Lakeridge. The financing was probable and contemplated at the date of purchase and as a result is included in the proforma presentation as an other adjustment. The financing is in the form of a first and second mortgage and is collateralized by the property. The mortgages were obtained on July 8, 2005 and August 1, 2005, respectively. Management believes the presentation of the mortgage balance in the pro forma consolidated balance sheet and the mortgage interest expense in the pro forma consolidated statement of operations is necessary to represent the complete financial effect of the Lakeridge transaction.

The following reflects the charge to interest expense as if the acquisition and subsequent financing of Lakeridge and the related mortgage notes payable had been completed as of
January 1, 2004:

	First	Second	Total
	Mortgage	Mortgage	Lakeridge

Mortgage note	$13,130,000	$12,520,000	$25,650,000
Average interest rate	5.07%	5.08%

Annual interest expense	$665,691	$636,016	$1,301,707

Period April 2, 2004 (inception) through December 31, 2004 expense	$499,268	$477,012	$976,280

Six months ended expense	$332,846	$318,008	$650,854

For the period April 2, 2004 (inception) through December 31, 2004, management has prorated interest expense to reflect nine months of activity under the assumption that the recognition of interest expense would start when the related property was completed and available for rent. The prorated amount is management’s best estimate of interest expense for the period April 2, 2004, through December 31, 2004.

(f)	Reflects an increase in amortization expense related to acquired in-place leases and tenant relationships, calculated as follows:

Lakeridge

Acquired in-place leases	$402,588
Amortization period (in months)	12

Annual amortization expense	$402,588

Period April 2, 2004 (inception) through December 31, 2004 expense	$366,709

Acquired tenant relationships	$99,435
Amortization period (in months)	24

Annual amortization expense	$49,718

Period April 2, 2004 (inception) through December 31, 2004 expense	$37,288

Six months ended June 30, 2005:

Lakeridge

Amortization of acquired in-place leases (1)	$35,879
Amortization of tenant relationships	24,859

Amortization expense	$60,738

For the period April 2, 2004 (inception) through December 31, 2004:

Lakeridge

Amortization of acquired in-place leases	$366,709
Amortization of tenant relationships	37,288

Amortization expense	$403,997

(1)	Assumes acquired in-place leases were 75% amortized as of December 31, 2004.

For the period April 2, 2004 (inception) through December 31, 2004, management has prorated the amortization of the acquired-in-place leases and tenant relationships to reflect nine months of activity and assumes that the start of the amortization period would coincide with the date the property was placed in service. Amortization of acquired-in-place leases is based on the specific expiration dates of the in-place leases over a period of 12 months and amortization of the tenant relationships is based on the straight line method of amortization over a 24 month period. The prorated amortization is management’s best estimate of expense for the period April 2, 2004 through December 31, 2004.

(g)

Unless otherwise indicated by specific reference to the notes to pro forma consolidated financial statements, the results of operations presented in the Pro Forma Consolidated Statement of Operations for Lakeridge were obtained from historical financial statements provided by the seller.

BERKSHIRE INCOME REALTY, INC.

PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations by the Company (including Lakeridge) based upon the pro forma consolidated statement of operations for the year ended December 31, 2004. These estimated results do not purport to represent results of operations for Lakeridge in the future and were prepared based on the assumptions outlined in the following notes, which should be read in conjunction with this statement.

Proforma

Revenue	$41,446,586

Expenses:
Operating	10,345,418
Maintenance	3,001,343
Real estate taxes	4,703,532
General and administrative	1,690,032
Management fees	2,873,876
Depreciation	13,407,411
Loss on extinguishment of debt	1,059,143
Interest	12,178,644
Allocation of net losses to minority interests in properties	(180,956)

Total expenses	49,078,443

Estimated taxable operating loss before estimated taxable
income from investments in mortgage funds	(7,631,857)

Estimated taxable income from investments in mortgage funds	4,506,858

Estimated taxable operating loss	(3,124,999)

Adjustments:
Add
Depreciation	12,844,240
Amortization of acquired in-place leases and tenant relationships	563,171
Loss on extinguishment of debt	1,059,143

Estimated cash to be made available by operations	$11,341,555

BERKSHIRE INCOME REALTY, INC.

NOTES TO PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

1. Basis of Presentation

The pro forma results for December 31, 2004 presented in the Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations summarize the adjustments made to the results of operations of the Company for the year ended December 31, 2004. The pro forma adjustments reflect activity as if the acquisition of Lakeridge had been completed as of January 1, 2004.

No income taxes have been provided in the statement because the Company is organized and operates in a manner so as to qualify as a Real Estate Investment Trust (“REIT”) under the provisions of the Internal Revenue Code (the “Code”). Accordingly, the Company generally will not pay Federal income taxes on its income provided that distributions to its shareholders equal at least 90% of its REIT taxable income as defined under the Code.

The Company believes that due to its structure and the terms of the partnership agreement of the BIR-OP, the taxable income would be allocated to the preferred partners of BIR-OP and in turn be allocated to the preferred shareholders. Generally income is allocated to the preferred shareholders equal to their preferred distribution with the remaining net income, or effective net loss, allocated to the common partners of BIR-OP and the common shareholders.